UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant To Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 6, 2025

MINERALS TECHNOLOGIES INC.
(Exact name of registrant as specified in its charter)

Delaware	001-11430	25-1190717
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

622 Third Avenue, New York, NY	10017-6707
(Address of principal executive offices)	(Zip Code)

(212) 878-1800
(Registrant's telephone number, including area code)

Title of each class	Trading Symbol	Name of exchange on which registered
Common stock, $0.10 par value	MTX	NYSE

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[☐ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[☐ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[☐ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[☐ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company [☐]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

EXPLANATORY NOTE

This Amendment No. 1 on Form 8-K/A (this “Amendment”) amends the Current Report on Form 8-K (the “Original Report”), initially filed by Minerals Technologies Inc. (the “Company”) with the Securities and Exchange Commission earlier today on February 6, 2025. This Amendment is being filed solely to correct a clerical error in the press release (the “Press Release”), attached as Exhibit 99.1, announcing the Company’s financial results for the fiscal quarter and year ended December 31, 2024. In the table entitled “Minerals Technologies Inc. And Subsidiary Companies Condensed Consolidated Balance Sheets” in the attached Exhibit 99.1, the figures for Other Assets And Deferred Charges and Total Assets for the year ended December 31, 2024 have been corrected. Except as set forth in this Amendment, no other modifications have been made to the Original Report.

Item 2.02	Results of Operations and Financial Condition.

On February 6, 2025, Minerals Technologies Inc. issued a press release regarding its financial performance for the fourth quarter of 2024. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

The information in this Item 2.02 and Exhibit 99.1 shall not be deemed filed for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.
	(d)	Exhibits
		99.1	Press Release dated February 6, 2025
		104	Cover Page Interactive Data File (formatted as inline XBRL)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MINERALS TECHNOLOGIES INC.
(Registrant)

	By:	/s/ Timothy J. Jordan
	Name:	Timothy J. Jordan
	Title:	Vice President, General Counsel, Secretary and Chief Compliance Officer

Date: February 6, 2025